DIRTT Provides Update on Financing with BDC

Calgary, Alberta – September 21, 2026 – DIRTT Environmental Solutions Ltd. ("DIRTT" or the "Company") (TSX: DRT; OTCQX: DRTTF), a leader in industrialized construction, today announced the completion of its previously announced financing with the Business Development Bank of Canada ("BDC") under which BDC committed to lending the Company up to C$15.0 million (the "Loan").

DIRTT has received the final C$5.0 million disbursement under the Loan originally announced on December 11, 2025. This brings the total amount received under the Loan to C$15.0 million.

"Completing this financing strengthens our liquidity and provides additional financial flexibility as we continue to execute our transformation and growth initiatives," said Benjamin Urban, CEO of DIRTT. "We appreciate BDC's support and look forward to continuing our relationship."

Forward Looking Statements

Certain statements contained in this release are "forward-looking statements" within the meaning of "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and "forward-looking information" within the meaning of applicable Canadian securities laws (collectively, "forward-looking statements"). All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words "anticipate," "believe," "expect," "intend," "may," "will," "should," "would," "could," "can," "plan," the negatives thereof and other similar expressions are intended to identify forward-looking statements. This news release contains forward-looking statements relating to the proceeds and terms of the Loan; the use of proceeds of the Loan; the effects of the financing on DIRTT's liquidity; and the Company's ability to execute on its transformation and growth initiatives.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on the Company's business, financial condition, results of operations and growth prospects include, but are not limited to, the Company's ability to execute on its transformation plan and the risks described under the section titled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, in subsequently filed Quarterly Reports on Form 10-Q, and in the Company’s other continuous disclosure filings available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. The Company's past results of operations are not necessarily indicative of future results. You should not rely on any forward-looking statements, which represent the Company's beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. DIRTT undertakes no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. All of the forward-looking statements herein are qualified by these cautionary statements.

About DIRTT

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol "DRT" and on the OTCQX under the symbol "DRTTF".